Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of The Pep Boys - Manny, Moe & Jack (the “Company”) on Form 10-Q for the quarterly period ending May 3, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”),

I, Michael R. Odell, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)                                   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: June 11, 2008	by: /s/ Michael R. Odell
Michael R. Odell
Interim Chief Executive Officer